Exhibit 99.1

Boston, United States

Sydney, Australia

16 June 2017 AEST

Investor Relations

United States:

Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

Media Relations

United States:

Nicole Franklin

+1 (617) 657-1312

nfranklin@jpa.com

GI Dynamics Announces $5m Convertible Note Financing with Crystal Amber Fund

BOSTON and SYDNEY, 16 June 2017— GI Dynamics® Inc. (ASX:GID), a medical device company that has commercialized EndoBarrier® in Europe, the Middle East and South America for patients with type 2 diabetes and obesity today announced a US $5,000,000 convertible note financing.

GI Dynamics conducted the financing solely with its major shareholder, Crystal Amber Fund Limited. The financing is intended to provide GI Dynamics with adequate working capital through the remainder of 2017.

The key terms of the financing are outlined in Attachment 1.

In connection with the financing, GI Dynamics has been granted a waiver from ASX Listing Rule 10.1 to facilitate the security arrangements. The terms of the waiver are outlined in Attachment 2.

In accordance with the terms of the waiver, GI Dynamics confirms it will need to raise additional capital before the end of the first quarter of 2018 to continue to pursue its current business objectives as planned, to continue to fund its operations, and to repay the Note and discharge the security (to the extent the Note is not, or is not able to be, converted). Currently, the Company is evaluating a number of fundraising alternatives that could involve any combination of collaborative arrangements, strategic alliances and / or additional equity or debt financing. Fundraising may also come from other sources as the Company works to resolve nonconformance issues in connection with the suspension of its CE Mark.

“We are pleased to announce this bridge financing and appreciate the support and confidence from the Crystal Amber Fund,” said Scott Schorer, president and chief executive officer of GI Dynamics. “This financing helps position the company to work through legacy issues and position for a successful equity raise later in 2017. We believe that the terms of this financing are in the best interests of our shareholders and we look forward to sharing further progress.”

Boston, United States

Sydney, Australia

16 June 2017 AEST

Investor Relations

United States:

Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

Media Relations

United States:

Nicole Franklin

+1 (617) 657-1312

nfranklin@jpa.com

About GI Dynamics

GI Dynamics, Inc. (ASX:GID) is the developer of EndoBarrier, the first endoscopically- delivered device approved for the treatment of type 2 diabetes and obesity.

EndoBarrier is not approved for sale in the United States and is limited by federal law to investigational use only in the United States. Founded in 2003, GI Dynamics is headquartered in Boston, Massachusetts. For more information, please visit www.gidynamics.com.

Forward-Looking Statements

This announcement contains forward-looking statements concerning future cash requirements and the types and timing of completing an additional financing. These forward-looking statements are based on GI Dynamics management’s current estimates and expectations of future events as of the date of this announcement.

Furthermore, the estimates are subject to several risks and uncertainties that could cause actual results to differ materially and adversely from those indicated in or implied by such forward-looking statements. These risks and uncertainties include but are not limited to, risks associated with obtaining funding from third parties; the consequences of stopping the ENDO trial and the possibility that future clinical trials will not be successful or confirm earlier results; the timing and costs of clinical trials; the timing of regulatory submissions; the timing, receipt and maintenance of regulatory approvals, including the reinstatement of any suspended approvals; the timing and amount of other expenses; the timing and extent of third-party reimbursement; risks associated with commercial product sales, including product performance, competition, market acceptance of products, intellectual-property risk; risks related to excess inventory; and risks related to assumptions regarding the size of the available market, the benefits of our products, product pricing, timing of product launches, future financial results and other factors, including those described in our filings with the U.S. Securities and Exchange Commission. Given these uncertainties, one should not place undue reliance on these forward-looking statements. We do not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events or otherwise, unless we are required to do so by law.

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Boston, United States

Sydney, Australia

16 June 2017 AEST

Investor Relations

United States:

Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

Media Relations

United States:

Nicole Franklin

+1 (617) 657-1312

nfranklin@jpa.com

ATTACHMENT 1

Financing Terms

The key terms of the financing are as follows:

(a)	Borrower / Issuer: GI Dynamics, Inc.

(b)	Lender / Holder: Crystal Amber Fund Limited

(c)	Principal Amount / Face Value: US $5,000,000

(d)	Interest: 5% per annum, compounded annually

(e)	Conversion: Subject to the receipt of shareholder approval (for the purposes of, among others, ASX Listing Rule 10.11), the Principal Amount is convertible into CHESS Depositary Interests (CDIs) (i) at the option of the Lender (based on a 5- day VWAP) or (ii) automatically on the occurrence of a “qualified financing” (essentially a further equity raising of at least US $10 million). If shareholder approval of the right of conversion is not obtained the loan will not be convertible into CDIs. In the event that the Borrower issues additional CDIs in a subsequent equity raising at a price per CDI that is less than the then-effective optional conversion price (based on a 5-day VWAP), the Lender has a 30-day option to convert (if the abovementioned shareholder approval of the right of conversion has been/is obtained) at an adjusted conversion price reflecting, on a weighted average basis, the lower price per CDI. The number of CDIs that the Lender may acquire upon conversion of the loan at this adjusted conversion price is limited to the number that maintains the Lender’s fully-diluted ownership percentage of GI Dynamics at the same level as existed immediately preceding the applicable subsequent equity raising.

(f)	Security: All of the Borrower’s right, title and interest in, to and under all of GID’s assets

(g)

Maturity / Repayment: 31 December 2018 or if shareholder approval in relation to the right of conversion (referred to in paragraph (e) above) is not obtained then the earlier of 31 December 2018 and the date 6 months after the date on which

Boston, United States

Sydney, Australia

16 June 2017 AEST

Investor Relations

United States:

Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

Media Relations

United States:

Nicole Franklin

+1 (617) 657-1312

nfranklin@jpa.com

shareholder approval of the right of conversion is not obtained. If shareholder approval is not obtained, the Lender is entitled to receive 110% of the unpaid principal plus unpaid interest (by way of repayment)

(h)	Change of Control of GID: Where GID shareholders receive cash consideration on completion of a change of control transaction, the Lender is entitled to receive 110% of the unpaid principal plus unpaid interest. Where GID shareholders receive scrip consideration on completion of a change of control transaction, the Lender is entitled (subject to the shareholder approval referred to in paragraph (e) above being obtained) to exercise the conversion option

(i)	Prepayments: Not permitted without the Lender’s consent

(j)	Transferability / Assignability: The convertible note is not transferrable / assignable within 12 months after its issue, except as permitted by the Corporations Act 2001 (Cth)

(k)	Transfer of CDIs issued on conversion: Any CDIs issued on a conversion are not transferrable within 12 months after their issue (and the CDIs will be subject to a holding lock), except as permitted by the Corporations Act 2001 (Cth)

(l)	Events of Default: On the occurrence of an event of default, all unpaid principal plus unpaid interest generally becomes immediately due and payable

(m)	Use of Funds: General corporate purposes

Boston, United States

Sydney, Australia

16 June 2017 AEST

Investor Relations

United States:

Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

Media Relations

United States:

Nicole Franklin

+1 (617) 657-1312

nfranklin@jpa.com

ATTACHMENT 2

ASX Waiver

The terms of the waiver granted by ASX from ASX Listing Rule 10.1 are as follows:

“Based solely on the information provided, ASX grants GI Dynamics, Inc. (the “Company”) a waiver from listing rule 10.1 to the extent necessary to permit the Company to grant security over the assets of the Company in favor of Crystal Amber Fund Limited (the “Lender”) (the “Security”) to secure the Company’s obligations under a secured term loan facility of US $5,000,000 (the “Loan Facility”) provided by the Lender without obtaining shareholder approval, on the following conditions:

a)	The Security includes a term that if an event of default occurs and the Lender exercises its rights under the Security, neither the Lender nor any of their associates can acquire any legal or beneficial interest in an asset of the Company or its subsidiaries in full or part satisfaction of the Company’s obligations under the Security, or otherwise deal with the assets of the Company or its subsidiaries, without the Company first having complied with any applicable listing rules, including listing rule 10.1, other than as required by law or through a receiver, or receiver or manager (or analogous person) appointed by the Lender exercising their power of sale under the Security and selling the assets to an unrelated third party on arm’s length commercial terms and conditions and distributing the cash proceeds to the Lender or any of its associates in accordance with their legal entitlements.

b)	A summary of the material terms of the Security is made in each annual report of the Company during the term of the Security.

c)	Any variations to the terms of the Security which is not a minor change or inconsistent with the terms of the waiver must be subject to shareholder approval.

d)	The Company and the Lender must seek to discharge the Security when the funds advanced to the Company are repaid, or if it is not discharged, seek shareholder approval for the continuation of the Security for any further period.

e)	The Company immediately releases to the market an announcement which sets out the terms of the waiver, and the Company’s plans with respect to the (i) repayment of the funds advanced under the Loan Facility, and (ii) discharge of the Security, including the timeframe within which it expects the repayment and discharge to occur.”